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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                 CINEMARK, INC.

              FIRST AMENDMENT TO REGISTRATION AGREEMENT AND JOINDER

         WHEREAS, Cinemark, Inc., a Delaware corporation (the "COMPANY"), Madison Dearborn Capital Partners IV, L.P., a Delaware limited partnership ("MDCP"), Lee Roy Mitchell and The Mitchell Special Trust (collectively with Lee Roy Mitchell, the "MITCHELL INVESTORS") are parties to that certain Registration Agreement dated March 12, 2004 (the "REGISTRATION AGREEMENT"); and

         WHEREAS, pursuant to that certain Securities Purchase Agreement among MDCP, the Company, Quadrangle Capital Partners LP ("CAPITAL PARTNERS"), Quadrangle Select Partners LP ("SELECT PARTNERS") and Quadrangle Capital Partners A LP ("CAPITAL PARTNERS A"; and, together with Capital Partners and Select Partners, the "QUADRANGLE INVESTORS") dated December 30, 2004 (the "QUADRANGLE PURCHASE AGREEMENT"), the Quadrangle Investors will acquire a portion of the Company's Class A Common Stock held by MDCP; and

         WHEREAS, the Company, MDCP, the Mitchell Investors and the Quadrangle Investors desire to make certain amendments to the Registration Agreement in connection with the transactions described above;

         WHEREAS, the Quadrangle Investors wish to become a party to the Registration Agreement, as amended by this First Amendment to the Registration Agreement and Joinder (this "FIRST AMENDMENT"); and

         NOW THEREFORE, the parties hereto hereby adopt this First Amendment and hereby amend the Registration Agreement as set forth herein, effective as of December 30, 2004 (the "EFFECTIVE DATE"), as follows:

         1. The first sentence of paragraph 1(b) of the Registration Agreement is deleted and replaced with the following sentence: "Subject to paragraph 1(d), the holders of a majority of the MDCP Registrable Securities shall be entitled to request four Long-Form Registrations, the holders of a majority of the Mitchell Registrable Securities shall be entitled to request two Long-Form Registrations, and the holders of a majority of the Co-Investor Registrable Securities shall be entitled to request one Long-Form Registration."

         2. The proviso at the end of the second sentence of paragraph 1(d) of the Registration Agreement is deleted and replaced with the following language:
"provided that, if the holder of Registrable Securities that demands a Long-Form Registration under this Section 1 is unable to include in such Long-Form Registration at least 66 2/3% of the number of Registrable Securities requested to be included by such holder in such Long-Form Registration because of the limits imposed under this paragraph 1(d) of this Agreement, then such Long-Form Registration shall not be counted for purposes of the limits on the number of Long-Form Registrations such holder is permitted to demand under paragraph 1(b) of this Agreement."



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         3. The definition of "Co-Investor" in paragraph 10(b) of the
Registration Agreement is deleted and replaced with the following language:
""CO-INVESTOR" means Quadrangle Capital Partners LP, Quadrangle Select Partners LP and Quadrangle Capital Partners A LP, or any of them."

         4. Clause (i) of the first sentence of the definition of "Registrable Securities" in paragraph 10(h) of the Registration Agreement is amended by adding "including any shares transferred to Co-Investor or a Permitted Transferee" immediately after "Agreement".

         5. The definition of "Co-Investor Registrable Securities" in paragraph 10(c) of the Registration Agreement is deleted and replaced with the following language: ""CO-INVESTOR REGISTRABLE SECURITIES" means any Registrable Securities held by any Co-Investor or any of its Permitted Transferees."

         6. The definition of "Permitted Transferees" in paragraph 10(g) of the Registration Agreement is deleted and replaced with the following language:
""PERMITTED TRANSFEREES" has the meaning set forth in the Amended & Restated Stockholders Agreement, dated as of the date hereof, between the Company, MDCP and certain other stockholders of the Company."

         7. The proviso at the end of the first sentence of paragraph 11(c) of the Registration Agreement is deleted and replaced with the following language:
"provided that (i) any amendment or waiver that affects only the Mitchell Registrable Securities and not all Registrable Securities in the same manner, must also be approved by the holders of a majority of the Mitchell Registrable Securities and (ii) any amendment or waiver that affects only the Co-Investor Registrable Securities and not all Registrable Securities in the same manner, must also be approved by the holders of a majority of the Co-Investor Registrable Securities".

         8. The Schedule of Investors that forms part of the Registration Agreement is amended by adding the following names and addresses:


            Quadrangle Capital Partners LP
            Quadrangle Select Partners LP
            Quadrangle Capital Partners A LP
            c/o Quadrangle Group, LLC
            375 Park Avenue, 14th Floor
            New York, NY  10152
            Attn:      Kimberly Carlson
            Facsimile: (212) 418-1783

            with a copy to:

            Davis Polk & Wardwell
            450 Lexington Avenue
            New York, NY 10017
            Attn:      Phillip R. Mills
            Facsimile: (212) 450-3800




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         FURTHERMORE, by executing and delivering this First Amendment, the
Quadrangle Investors each agree to become a party to, to be bound by, and to comply with the provisions of the Registration Agreement (as amended by this First Amendment) as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Agreement (as amended by this First Amendment), and the undersigned's 2,213,993 shares of Class A Common Stock shall be included as Registrable Securities under the Registration Agreement (as amended by this First Amendment).

         Except as expressly modified herein, all of the terms and provisions of the Registration Agreement are and shall remain in full force and effect. This First Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same First Amendment.

         All issues and questions concerning the construction, validity, interpretation and enforcement of this First Amendment and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.


                                    * * * * *
                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the parties have executed this First Amendment to the Registration Agreement as of the Effective Date.

                                     CINEMARK, INC.

                                     By:   /s/ Michael Cavalier
                                           -------------------------------------
                                     Name: Michael Cavalier
                                     Its:  Vice President-General Counsel

                                     MADISON DEARBORN CAPITAL PARTNERS IV, L.P.

                                     By:   Madison Dearborn Partners, IV L.P.
                                     Its:  General Partner

                                     By:   Madison Dearborn Partners, LLC,
                                     Its:  General Partner


                                     By:   /s/ Benjamin D. Chereskin
                                           -------------------------------------
                                     Name: Benjamin D. Chereskin
                                     Its:  President

                                     /s/ Lee Roy Mitchell
                                     -------------------------------------------
                                     LEE ROY MITCHELL

                                     THE MITCHELL TRUST

                                     By:   /s/ Lee Roy Mitchell
                                           -------------------------------------

                                     Name: Lee Roy Mitchell
                                     Its:  Trustee

                                     By:   /s/ Gary D. Witherspoon
                                           -------------------------------------
                                     Name: Gary D. Witherspoon
                                     Its:  Trustee



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                                     QUADRANGLE CAPITAL PARTNERS LP

                                     By:    Quadrangle GP Investors LP
                                     Its:   General Partner

                                     By:    Quadrangle GP Investors, LLC
                                     Its:   General Partner


                                     By:    /s/ Peter Ezersky
                                            ------------------------------------
                                     Name:  Peter Ezersky
                                     Its:   Managing Principal


                                     QUADRANGLE SELECT PARTNERS LP

                                     By:    Quadrangle GP Investors LP
                                     Its:   General Partner

                                     By:    Quadrangle GP Investors, LLC
                                     Its:   General Partner


                                     By:    /s/ Peter Ezersky
                                            ------------------------------------
                                     Name:  Peter Ezersky
                                     Its:   Managing Principal


                                     QUADRANGLE CAPITAL PARTNERS A LP

                                     By:    Quadrangle GP Investors LP
                                     Its:   General Partner

                                     By:    Quadrangle GP Investors, LLC
                                     Its:   General Partner


                                     By:    /s/ Peter Ezersky
                                            ------------------------------------
                                     Name:  Peter Ezersky
                                     Its:   Managing Principal





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